John Hancock Institutional Funds
      Supplement to the Prospectus and Statement of Additional Information
                               dated July 2, 2001


John Hancock Small Capitalization Value Fund

On September 25, 2001, the Trustees of the John Hancock Small Capitalization Value Fund voted to change the Fund's name to the John Hancock Small Cap Equity Fund, effective September 30, 2001.



September 25, 2001